UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 25, 2009

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

PRIMUS TELECOMMUNICATIONS HOLDING, INC.

PRIMUS TELECOMMUNICATIONS IHC, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-29092	54-1708481
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

7901 Jones Branch Drive, McLean, VA 22102

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (703) 902-2800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-(c))

Item 1.03.	Bankruptcy or Receivership

Background. As previously disclosed, on March 16, 2009, Primus Telecommunications Group, Incorporated (“Group”) and three of its subsidiaries, Primus Telecommunications Holding, Inc. (“Holding”), Primus Telecommunications International, Inc. (“PTII”) and Primus Telecommunications IHC, Inc., (“IHC” and together with Group, Holding and PTII, collectively, the “Debtors”) each filed a voluntary petition (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) for reorganization relief (“Reorganization”) under chapter 11 of title 11 of the United States Code, 11 U.S.C. §§ 101 et seq. , as amended (the “Bankruptcy Code”). Subsequently, the Debtors sought and received an order directing the joint administration of the Chapter 11 Cases under the caption In re: Primus Telecommunications Group, Incorporated, et al., Debtors, Case No. 09-10867. On April 8, 2009, April 20, 2009, and April 24, 2009, filings were made by the Debtors in the Bankruptcy Court concerning amended Disclosure Statements and Joint Plans of Reorganization of Primus Telecommunications Group, Incorporated and its Affiliate Debtors. On April 24, 2009, an unsecured creditors’ committee was appointed by the United States Trustee. On April 27, 2009, the Bankruptcy Court entered an order that approved the Disclosure Statement, set a record of April 27, 2009 for determining claims and interests entitled to vote on the Plan, set June 5, 2009 as the voting deadline for the Plan, and scheduled a hearing to consider confirmation of the Plan for June 12, 2009 (the “Solicitation Order”).

Recent Developments. This Form 8-K/A is being filed to report that on May 25, 2009, exhibits and schedules were filed by Debtors in accordance with the Solicitation Order. Certain of exhibits are attached to this Form 8-K/A.

* * * * * * * * * *

Item 9.01.	Exhibits.

Exhibit No.	Description
2.1	Form of Primus Telecommunications IHC, Inc. Second Lien Supplemental Indenture, as filed by the Debtors with the Bankruptcy Court on May 25, 2009.

2.2	Form of Primus Telecommunications Holding, Inc. First Lien Secured Term Loan Amendment, as filed by the Debtors with the Bankruptcy Court on May 25, 2009.

2.3	Form of Primus Telecommunications Group, Incorporated Contingent Value Rights Distribution Agreement, as filed by the Debtors with the Bankruptcy Court on May 25, 2009.

2.4	Form of Second Amended and Restated Certificate of Incorporation of Primus Telecommunications Group, Incorporated, as filed by the Debtors with the Bankruptcy Court on May 25, 2009.

2.5	Form of Amended and Restated By-laws of Primus Telecommunications Group, Incorporated, as filed by the Debtors with the Bankruptcy Court on May 25, 2009.

2.6	Form of Class A Warrant Agreement by and between Primus Telecommunications Group, Incorporated and StockTrans, Inc., as filed by the Debtors with the Bankruptcy Court on May 25, 2009.

2.7	Form of Class B Warrant Agreement by and between Primus Telecommunications Group, Incorporated and StockTrans, Inc., as filed by the Debtors with the Bankruptcy Court on May 25, 2009.

2.8	Form of Primus Telecommunications Group, Incorporated 2009 Management Compensation Plan, as filed by the Debtors with the Bankruptcy Court on May 25, 2009.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PRIMUS TELECOMMUNICATIONS GROUP, INCORPORATED

Dated: May 29, 2009	By:	/s/ THOMAS R. KLOSTER
	Name:	Thomas R. Kloster
	Title:	Chief Financial Officer